UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2013 (May 21, 2013)

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07             Submission of Matters to a Vote of Security Holders.

The following items of business were acted upon at the 2013 annual meeting of stockholders of Axiall Corporation (the “Company”) held on May 21, 2013:  (1) the election of eleven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; (2) the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the annual meeting proxy statement; and (3) the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

The results of the voting on the election of directors were as follows:

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Paul D. Carrico	60,177,507	375,262	68,858	3,585,439
T. Kevin DeNicola	59,933,371	618,961	69,295	3,585,439
Patrick J. Fleming	59,820,309	732,035	69,283	3,585,439
Robert M. Gervis	60,134,674	417,521	69,432	3,585,439
Victoria F. Haynes	60,164,348	388,753	68,526	3,585,439
Stephen E. Macadam	60,175,204	377,379	69,044	3,585,439
William L. Mansfield	59,986,662	565,515	69,450	3,585,439
Michael H. McGarry	60,177,594	374,853	69,180	3,585,439
Mark L. Noetzel	60,163,049	389,376	69,202	3,585,439
Robert Ripp	60,163,409	388,820	69,398	3,585,439
David N. Weinstein	60,165,239	386,945	69,443	3,585,439

The results of voting on the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the annual meeting proxy statement were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,000,440	528,630	92,557	3,585,439

The results of voting on the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2013 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,125,746	1,005,244	76,076	0

Item 8.01              Other Events.

On May 21, 2013, the Company issued a press release announcing that its Board of Directors has declared a cash dividend of $0.08 per common share, payable on July 10, 2013 to shareholders of record as of June 28, 2013.   A copy of the press release is furnished as Exhibit 99.1 hereto, and is hereby incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Number	Exhibit

99.1	Press Release, dated May 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

	By:	/s/ Timothy Mann, Jr.
Name: Timothy Mann, Jr.
Title: Executive Vice President, General Counsel and Secretary

Date: May 22, 2013